                                                                    EXHIBIT 21.1

                      SUBSIDIARIES OF MEDIANEWS GROUP, INC.

------------                          ----------------------    --------------------------------------
SUBSIDIARIES                          STATE OF INCORPORATION    NAMES UNDER WHICH IT CONDUCTS BUSINESS
------------                          ----------------------    --------------------------------------
CIP's Marketing Group, Inc.           California                --

Los Angeles Daily News Publishing
Company                               Delaware                  The Daily News
                                                                Vecinos Del Valle

Long Beach Publishing Company         Delaware                  Long Beach Press-Telegram
                                                                El Economico
                                                                 Star Watch

Las Cruces Publishing Company         Delaware                  Las Cruces Sun-News
                                                                Silver City Sun-News
                                                                The Deming Headlight
                                                                Vos del Valle
                                                                Alamogordo Daily News
                                                                Ruidoso News

Northwest New Mexico Publishing
Company                               Delaware                  The Daily Times
                                                                San Juan Sun
                                                                Four Corners Business Journal
                                                                The Colorado Courier

Graham Newspapers, Inc.               Delaware                  The Graham Leader
                                                                The Lake Country Sun
                                                                The Jacksboro Gazette
                                                                The Jack County Herald
                                                                The Olney Enterprise
                                                                KSWA
                                                                KWKQ
                                                                The Breckenridge American
                                                                KLXK
                                                                KROO

York Newspaper, Inc.                  Delaware                  The York Dispatch
                                                                The York Sunday News
                                                                Weekly Record

Hanover Publishing Company            Delaware                  The Evening Sun
                                                                Community Sun
                                                                The Lebanon Daily News

                                  EXHIBIT 21.1
                      SUBSIDIARIES OF MEDIANEWS GROUP, INC.

------------                          ----------------------    --------------------------------------
SUBSIDIARIES                          STATE OF INCORPORATION    NAMES UNDER WHICH IT CONDUCTS BUSINESS
------------                          ----------------------    --------------------------------------
Charleston Publishing Company         Delaware                  Charleston Daily Mail

New England Newspapers, Inc.          Delaware                  North Adams Transcript
                                                                The Brattleboro Reformer
                                                                Bennington Banner
                                                                The Manchester Journal
                                                                The Berkshire Eagle
                                                                New England Internet Media Publishing Company, Inc.
                                                                Town Crier

Fitchburg Publishing Company          Delaware                  The Sentinel & Enterprise
                                                                North County Leader
                                                                The Independent
                                                                The Weekender Plus
                                                                Pepperell Free Press
                                                                Townsend Times
                                                                Groton Landmark
                                                                Harvard Hillside
                                                                The Public Spirit
                                                                Shirley Oracle
                                                                Fitchburg Internet Media Publishing Company, Inc.

Lowell Publishing Company             Delaware                  The Sun
                                                                Lowell Internet Media Publishing Company, Inc.

The Denver Post Corporation           Delaware                  The Denver Post
                                                                Eastern Colorado Publishing Company

Eastern Colorado Publishing
  Company                             Delaware                  Fort Morgan Times
                                                                Journal-Advocate
                                                                Lamar Daily News
                                                                Morgan Times Review
                                                                Akron News Reporter
                                                                Brush News-Tribune
                                                                Julesburg Advocate
                                                                The Burlington Record
                                                                Trail-Gazette
                                                                Platte Valley Edition

                                  EXHIBIT 21.1
                      SUBSIDIARIES OF MEDIANEWS GROUP, INC.

------------                          ----------------------    --------------------------------------
SUBSIDIARIES                          STATE OF INCORPORATION    NAMES UNDER WHICH IT CONDUCTS BUSINESS
------------                          ----------------------    --------------------------------------
Internet Media Publishing, Inc.       Delaware                  MediaNews Group Interactive
                                                                Employment Specialists LLC
                                                                AdOne Holding Company, Inc.
                                                                Rate Watch, Inc.

West Coast MediaNews LLC              Delaware                  California Newspapers Partnership
                                                                The Oakland Tribune
                                                                The Tri-Valley Herald
                                                                The Argus
                                                                The Daily Review
                                                                Alameda Times Star
                                                                San Mateo County Times
                                                                Times Weekend
                                                                San Bruno Herald
                                                                Coastside Chronicle
                                                                Daly City Record
                                                                Brisbane Bee
                                                                Millbrae Recorder-Progress
                                                                The Pacifica Tribune
                                                                The Wave
                                                                Inland Valley Daily Bulletin
                                                                Enterprise-Record
                                                                San Gabriel Valley Tribune
                                                                Whittier Daily News
                                                                Pasadena Star-News
                                                                Eureka Times-Standard
                                                                Mercury Register
                                                                Marin Independent Journal
                                                                Lake County Record-Bee
                                                                Enterprise Journal
                                                                Fort Bragg Advocate-News
                                                                Times-Herald
                                                                The Daily Democrat
                                                                Ukiah Daily Journal
                                                                Redlands Daily Facts
                                                                Daily News
                                                                San Bernardino County Sun
                                                                The Milpitas Post

                                  EXHIBIT 21.1
                      SUBSIDIARIES OF MEDIANEWS GROUP, INC.

------------                          ----------------------    --------------------------------------
SUBSIDIARIES                          STATE OF INCORPORATION    NAMES UNDER WHICH IT CONDUCTS BUSINESS
------------                          ----------------------    --------------------------------------
West Coast MediaNews LLC
(continued)                           Delaware                  The Fremont Bulletin
                                                                The Berryessa Sun
                                                                Tri-City Weekly
                                                                The Sunday Star

Kearns-Tribune, LLC                   Delaware                  The Salt Lake Tribune

Carlsbad Publishing Company           Delaware                  Carlsbad Current-Argus

Connecticut Newspapers Publishing
Company                               Delaware                  Connecticut Post
                                                                Westport News
                                                                Fairfield Citizen-News
                                                                Darien News-Review
                                                                Norwalk Citizen News

Alaska Broadcasting Company, Inc.     Alaska                    Northern Television, Inc. (KTVA)